INVESCO SPECIALTY FUNDS, INC.
                            INVESCO Asian Growth Fund

                 Supplement to Prospectus dated December 1, 1997


     The section of the above Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the sixth, seventh and eighth paragraphs and (2) substitute the following new paragraphs in their place:

     The following individual serves as lead portfolio manager for the Fund and, as a member of the INVESCO Asia Regional Strategies Team headed by William Barron, is primarily responsible for determining, in accordance with the Regional Strategies Team, the country-by-country allocation of the portfolio's assets. For portfolio construction, the lead portfolio manager relies on stock recommendations of the country specialists as per the 'Buylist' or model portfolio, based on the ongoing implementation and risk control policies applicable to the portfolio:

     Sam Lau
     Portfolio manager of the Fund since 1998; portfolio manager for INVESCO Asia Limited since 1994; formerly (1988-1990), investment analyst for W.I. Carr and (1990-1994) asset manager for Barings and Morgan Guaranty Trust; began investment career in 1988; B.S. in Computer Science and Mathematics from the University of Illinois and M.B.A. from the Chinese University of Hong Kong.

The date of this Supplement is July 1, 1998.